UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2016

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

February 2017

Report to Fellow Shareholders:

Market Overview

     The high yield bond market posted returns significantly higher than what was expected at the start of 2016. Early last year, the price of oil was trending lower which had a negative impact on expectations for economic growth, the financial markets and individual companies. Ultimately the price of oil bottomed, providing a base for the battered energy sector to recover, which it did for the balance of 2016. Just as the oil markets found their footing, the UK voted for BREXIT, or to leave the European Union. The action created a ripple effect across the globe as both countries and companies alike fell into a state of uncertainty. The early belief was that international trade and global growth would suffer. The markets began to recover as the threat of any immediate economic risk was pushed out into future. The final significant event having a major impact on the markets was the surprise Presidential victory of Trump. The most immediate reaction following the results of the election was a sharp swoon in the overnight session of the futures markets. Once the markets opened on November 9, they began to rally and the rally ensued into year end. The strength of the rally was focused on financials, energy, materials and industrial companies. Companies with exposure to these areas were positioned to benefit from potential deregulation, infrastructure spending and tax cuts.

     For the year ended December 31, 2016, the Bank of America Merrill Lynch (BAML) U.S. High Yield Constrained Index (Index) generated a total return of 17.49%, earning 13.79% of that over the last 3 quarters. Within the high yield universe some of the best returns were earned by bonds in the CCC & Lower cohort, +36.46%, and the U.S. Distressed High Yield cohort, +53.90%. The catalyst for these outsized returns included the economic and political reasons discussed above, plus trading liquidity returning to the market in the second half of 2016.

     The Nicholas High Income Fund - Class I lagged the market index, returning 9.94% for the one-year period ended December 31, 2016. Where the Fund’s strategy benefitted in 2015 by holding an underweight in more speculative, highly leveraged energy and materials bonds, it lagged in 2016 as these distressed bonds rebounded smartly as the price of oil bottomed and the post election rally offered more fuel for higher prices. The strategy to underweight energy bonds in 2015 and 2016 was based on several factors. First, during the oil price collapse many of the companies in these sectors were facing extreme financial pressures and there was significant doubt as to the financial viability in the lower oil price environment. The Fund’s philosophy is built on fundamental analysis and the financial position of many of these companies at the time was uncertain. Investing in the bonds of these companies had evolved into a bet that the sector and companies would rebound should energy and commodity prices recover.

     Our view for 2017 is that the economy, markets and interest rates will remain range bound. We believe economic growth is likely to remain approximately 2%, the high yield market is likely to produce mid-single digit returns, and interest rates will remain in a range of 2.0% to 3.0%. We also think the Federal Reserve is likely to raise interest rates 1-2 times as they perceive the need is dwindling for extreme intervention and would prefer to move toward a more normal rate environment. With that backdrop, we will continue to focus on companies with earnings stability and moderate leverage. Our weighting to the BB/B sector will be a focus as we see less potential for continued price appreciation of lower rated bonds. We believe returns for the high yield market should provide attractive relative returns compared to other asset classes if our outlook for modest growth and stable interest rates proves correct.

Performance

     Nicholas High Income Fund - Class I produced a net return of 9.94% for the period ended December 31, 2016. Returns for Nicholas High Income Fund, Inc. Class I and N, and selected indices are provided in the chart below for the periods ended December 31, 2016. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. – Class I	9.94%	2.17%	5.07%	4.96%
Nicholas High Income Fund, Inc. – Class N	9.58%	1.81%	4.70%	4.60%
BAML U.S. High Yield Constrained Index	17.49%	4.73%	7.35%	7.45%
BAML U.S. High Yield BB-B Bond Index	14.75%	4.87%	7.06%	6.87%
Morningstar High Yield Bond Funds Category	. 13.30%	3.23%	6.17%	5.90%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$10,994	$10,666	$12,806	$16,233
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class N	$10,958	$10,552	$12,580	$15,685
Fund’s Class I Expense Ratio (from 04/30/16 Prospectus): 0.71%
Fund’s Class N Expense Ratio (from 01/28/17 Prospectus): 1.07%

The Fund’s expense ratios for the period ended December 31, 2016 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

Philosophy and Process

     The returns earned by the Fund are consistent with our investment philosophy and style. Our approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially, sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns with less downside risk.

     We remain committed to the Fund’s long-term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

Lawrence J. Pavelec, CFA
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Earnings before interest, taxes, depreciation and amortization (EBITDA) is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. Calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation, and amortization.

Index Definitions – You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield Constrained Index limits any individual issuer included in the Bank of America Merrill Lynch U.S. High Yield Index to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch BB-B U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through B3, inclusive.

Credit Quality reflects the credit rating assigned by Fitch, Moody’s or S&P. Ratings are subject to change and generally expressed as a scale from AAA to D, where higher-rated bonds are in the A’s and lower-rated in the C’s. Any bond rated BBB or higher is considered investment grade debt. Any bond rated BBB- or below is considered below investment grade and are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

     The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same periods in the Bank of America Merrill Lynch U.S. High Yield Constrained Index. The graph assumes a $100,000 investment in the Fund’s Class I and the index at the beginning of the first fiscal year.

     COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN NICHOLAS HIGH INCOME FUND, INC. CLASS I AND BANK OF AMERICA

MERRILL LYNCH U.S. HIGH YIELD CONSTRAINED INDEX

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	December 31,	December 31,	December 31,
	2016	2016	2016
Average Annual Total Return	9.94%	5.07%	4.96%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCINX)

For a share outstanding throughout each period

		Years Ended December 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$8.65	$9.52	$9.86	$9.86	$9.28
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.43 (1)	.43	.52	.58	.64
Net gain (loss) on securities
(realized and unrealized)	.42	(.84)	(.35)	.00 (2)	.58
Total from investment operations	.85	(.41)	.17	.58	1.22
LESS DISTRIBUTIONS
From net investment income	(.42)	(.46)	(.51)	(.58)	(.64)
NET ASSET VALUE, END OF PERIOD	$9.08	$8.65	$9.52	$9.86	$9.86

TOTAL RETURN	9.94%	(4.54)%	1.62%	5.91%	13.36%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$100.5	$93.1	$101.1	$103.8	$103.0
Ratio of expenses to average net assets	.68%	.70%	.67%	.66%	.66%
Ratio of net investment income
to average net assets	4.83%	4.61%	5.24%	5.74%	6.52%
Portfolio turnover rate.	44.28%	41.30%	50.76%	51.47%	62.31%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)

For a share outstanding throughout each period

		Years Ended December 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$8.78	$9.66	$9.99	$9.98	$9.39
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.40 (1)	.39	.48	.54	.61
Net gain (loss) on securities
(realized and unrealized)	.43	(.85)	(.34)	.01	.59
Total from investment operations	.83	(.46)	.14	.55	1.20
LESS DISTRIBUTIONS
From net investment income	(.39)	(.42)	(.47)	(.54)	(.61)
NET ASSET VALUE, END OF PERIOD	$9.22	$8.78	$9.66	$9.99	$9.98

TOTAL RETURN	9.58%	(4.97)%	1.34%	5.54%	12.96%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$8.1	$2.7	$6.6	$6.3	$9.3
Ratio of expenses to average net assets	1.03%	1.05%	1.02%	1.01%	1.01%
Ratio of net investment income
to average net assets	4.42%	4.29%	4.90%	5.45%	6.15%
Portfolio turnover rate.	44.28%	41.30%	50.76%	51.47%	62.31%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
December 31, 2016 (unaudited)

Percentage
Name	of Net Assets
Florida East Coast Holdings Corp.	2.38%
CyrusOne LP	1.94%
DaVita Inc.	1.93%
Zayo Group, LLC	1.92%
CNH Industrial Capital LLC	1.85%
GEO Group, Inc. (The)	1.81%
Western Digital Corporation	1.77%
Beacon Roofing Supply, Inc.	1.72%
Ball Corporation	1.69%
PetSmart, Inc.	1.64%
Total of top ten	18.65%

Sector Diversification (as a percentage of portfolio)
December 31, 2016 (unaudited)

Fund Expenses

For the six month period ended December 31, 2016 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/30/16	12/31/16	07/01/16 - 12/31/16
Actual	$1,000.00	$1,045.80	$3.39
Hypothetical	1,000.00	1,021.68	3.35
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184 then divided by 366 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended December 31, 2016 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	06/30/16	12/31/16	07/01/16 - 12/31/16
Actual	$1,000.00	$1,043.80	$5.14
Hypothetical	1,000.00	1,019.97	5.08
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 then divided by 366 to reflect the one-half year period.

Schedule of Investments
December 31, 2016

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 92.29%
	Automotive – Parts & Equipment — 2.82%
$1,500,000	Allison Transmission, Inc. 144A restricted, 5.00%, 10/01/24	$1,515,000
1,500,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	1,546,800
		3,061,800
	Banking — 0.72%
1,000,000	BAC Capital Trust XIV Floating Rate Preferred Hybrid
	Income Term Securities 4.00%(1), 03/15/43	785,000
	Basic Industry – Building Materials — 2.69%
1,750,000	Beacon Roofing Supply, Inc. 6.375%, 10/01/23	1,867,040
1,000,000	HD Supply, Inc. 144A restricted, 5.75%, 04/15/24	1,055,700
		2,922,740
	Basic Industry – Chemicals — 2.07%
500,000	PolyOne Corporation 5.25%, 03/15/23	507,500
1,680,000	Valvoline Finco Two LLC 144A restricted, 5.50%, 07/15/24	1,738,800
		2,246,300
	Basic Industry – Forestry & Paper — 2.20%
1,000,000	Louisiana-Pacific Corporation 4.875%, 09/15/24	970,000
1,350,000	Mercer International Inc. 7.75%, 12/01/22	1,417,500
		2,387,500
	Basic Industry – Metal/Mining Excluding Steel — 1.25%
1,250,000	Alcoa Nederland Holding B.V. 144A restricted, 6.75%, 09/30/24	1,356,250
	Capital Goods – Diversified — 0.95%
1,000,000	Park-Ohio Industries, Inc. 8.125%, 04/01/21	1,032,500
	Capital Goods – Machinery — 2.91%
2,000,000	CNH Industrial Capital LLC 3.375%, 07/15/19	2,005,000
1,000,000	Manitowoc Foodservice, Inc. 9.50%, 02/15/24	1,152,500
		3,157,500
	Capital Goods – Packaging — 4.88%
1,750,000	Ball Corporation 5.00%, 03/15/22	1,833,125
1,500,000	Crown Americas LLC 144A restricted, 4.25%, 09/30/26	1,413,750
1,500,000	Reynolds Group Holdings Limited 144A restricted, 5.125%, 07/15/23	1,531,875
500,000	Sealed Air Corporation 144A restricted, 5.50%, 09/15/25	516,250
		5,295,000
	Consumer Goods – Food-Wholesale — 5.50%
1,500,000	AdvancePierre Foods Holdings, Inc.
	144A restricted, 5.50%, 12/15/24	1,514,070
1,500,000	FAGE International S.A. 144A restricted, 5.625%, 08/15/26	1,503,750
500,000	KeHE Distributors, LLC 144A restricted, 7.625%, 08/15/21	497,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2016

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 92.29% (continued)
	Consumer Goods – Food-Wholesale — 5.50% (continued)
$600,000	Pinnacle Foods Inc. 5.875%, 01/15/24	$636,000
1,250,000	TreeHouse Foods, Inc. 4.875%, 03/15/22	1,281,250
528,000	Wells Enterprises, Inc. 144A restricted, 6.75%, 02/01/20	545,160
		5,977,730
	Consumer Goods – Personal & Household Products — 1.87%
1,465,000	FGI Operating Company, LLC 7.875%, 05/01/20	1,245,250
750,000	Vista Outdoor Inc. 5.875%, 10/01/23	785,160
		2,030,410
	Energy – Exploration & Production — 0.93%
1,000,000	RSP Permian, Inc. 144A restricted, 5.25%, 01/15/25	1,005,000
	Energy – Gas-Distribution — 1.62%
500,000	Plains All American Pipeline, L.P. 3.65%, 06/01/22	502,759
1,000,000	Transcontinental Gas Pipe Line Company, LLC 7.85%, 02/01/26	1,260,966
		1,763,725
	Energy – Oil Field Equipment & Services — 1.59%
1,000,000	Hornbeck Offshore Services, Inc. 5.00%, 03/01/21	670,000
600,000	Parker Drilling Company 6.75%, 07/15/22	519,000
500,000	Weatherford International Ltd.
	144A restricted, 9.875%, 02/15/24	532,810
		1,721,810
	Energy – Oil Refining & Marketing — 2.05%
500,000	Calumet Specialty Products Partners, L.P. 6.50%, 04/15/21	423,750
1,000,000	Tesoro Corporation 5.375%, 10/01/22	1,037,500
750,000	Tesoro Logistics LP 5.25%, 01/15/25	765,938
		2,227,188
	Financial Services – Brokerage — 2.28%
1,500,000	Jefferies Finance LLC 144A restricted, 7.375%, 04/01/20	1,500,000
968,000	Oppenheimer Holdings Inc. 8.75%, 04/15/18	972,840
		2,472,840
	Financial Services – Investments &
	Miscellaneous Financial Services — 0.93%
1,000,000	Icahn Enterprises L.P. 4.875%, 03/15/19	1,010,000
	Healthcare – Facilities — 1.63%
750,000	HealthSouth Corporation 5.75%, 09/15/25	746,250
1,000,000	Sabra Health Care Limited Partnership 5.50%, 02/01/21	1,027,500
		1,773,750

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2016

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 92.29% (continued)
	Healthcare – Medical Products — 1.63%
$500,000	Grifols Worldwide Operations Limited 5.25%, 04/01/22	$517,500
1,225,000	Teleflex Incorporated 5.25%, 06/15/24	1,257,156
		1,774,656
	Healthcare – Services — 1.92%
2,000,000	DaVita Inc. 5.75%, 08/15/22	2,090,000
	Industrials – Metals & Mining — 0.97%
1,000,000	Grinding Media Inc. 144A restricted, 7.375%, 12/15/23	1,050,600
	Leisure – Gaming — 1.17%
1,500,000	Scientific Games International, Inc. 6.25%, 09/01/20	1,275,000
	Leisure – Hotels — 0.10%
100,000	FelCor Lodging Limited Partnership 6.00%, 06/01/25	104,000
	Leisure – Theaters & Entertainment — 0.95%
1,000,000	Cinemark USA, Inc. 5.125%, 12/15/22	1,030,000
	Media – Advertising — 1.44%
1,500,000	Nielsen Company (Luxembourg) S.ar.l. (The)
	144A restricted, 5.50%, 10/01/21	1,560,000
	Media – Cable & Satellite TV — 1.43%
1,500,000	CCO Holdings, LLC 5.25%, 09/30/22	1,552,500
	Media – Content — 1.44%
1,000,000	Netflix, Inc. 5.50%, 02/15/22	1,077,500
500,000	Netflix, Inc. 144A restricted, 4.375%, 11/15/26	485,000
		1,562,500
	Real Estate – Development & Management — 0.47%
500,000	CBRE Services, Inc. 5.00%, 03/15/23	515,795
	Retail – Food & Drug Retailer — 1.18%
1,500,000	Fresh Market, Inc. (The) 144A restricted, 9.75%, 05/01/23	1,282,500
	Retail – Restaurants — 1.65%
500,000	NPC International, Inc. 10.50%, 01/15/20	515,625
1,300,000	Wok Acquisition Corp. 144A restricted, 10.25%, 06/30/20	1,270,750
		1,786,375
	Retail – Specialty Retail — 4.35%
1,000,000	Murphy Oil USA, Inc. 6.00%, 08/15/23	1,042,500
1,750,000	PetSmart, Inc. 144A restricted, 7.125%, 03/15/23	1,785,000
1,120,000	Rent-A-Center, Inc. 4.75%, 05/01/21	930,944
1,000,000	Wolverine World Wide, Inc. 144A restricted, 5.00%, 09/01/26	962,500
		4,720,944

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2016

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 92.29% (continued)
	Services – Support-Services — 10.11%
$1,500,000	ADT Corporation (The) 3.50%, 07/15/22	$1,428,750
1,000,000	Aramark Services, Inc. 5.125%, 01/15/24	1,031,250
500,000	Aramark Services, Inc. 144A restricted, 5.125%, 01/15/24	515,625
1,000,000	Avis Budget Car Rental, LLC 144A restricted, 5.125%, 06/01/22	980,000
1,000,000	Cardtronics, Inc. 5.125%, 08/01/22	1,007,500
1,000,000	Corrections Corporation of America 4.625%, 05/01/23	985,000
2,000,000	GEO Group, Inc. (The) 6.00%, 04/15/26	1,965,000
1,000,000	Iron Mountain Incorporated 144A restricted, 6.00%, 10/01/20	1,055,000
1,000,000	Ritchie Bros. Auctioneers Incorporated
	144A restricted, 5.375%, 01/15/25	1,020,000
1,000,000	United Rentals (North America), Inc. 5.50%, 05/15/27	992,500
		10,980,625
	Technology & Electronics – Electronics — 0.48%
500,000	NXP B.V. 144A restricted, 4.125%, 06/01/21	516,250
	Technology & Electronics – Hardware & Equipment — 7.84%
500,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	495,000
1,250,000	CDW LLC 6.00%, 08/15/22	1,321,875
1,500,000	CommScope, Inc. 144A restricted, 5.00%, 06/15/21	1,545,000
1,500,000	Dell Inc. 144A restricted, 7.125%, 06/15/24	1,665,267
500,000	NCR Corporation 5.00%, 07/15/22	510,000
1,000,000	NCR Corporation 5.875%, 12/15/21	1,047,500
1,750,000	Western Digital Corporation 144A restricted, 7.375%, 04/01/23	1,925,000
		8,509,642
	Technology & Electronics – Software & Services — 1.43%
1,500,000	First Data Corporation 144A restricted, 5.75%, 01/15/24	1,547,820
	Telecommunications – Wireless — 2.23%
1,500,000	Digicel Limited 144A restricted, 6.00%, 04/15/21	1,356,705
1,000,000	Sprint Corporation 7.25%, 09/15/21	1,062,500
		2,419,205
	Telecommunications – Wireline Integrated & Services — 7.71%
1,000,000	Cincinnati Bell Inc. 144A restricted, 7.00%, 07/15/24	1,057,500
2,000,000	CyrusOne LP 6.375%, 11/15/22	2,105,000
1,500,000	Equinix, Inc. 5.375%, 04/01/23	1,556,250
1,500,000	Frontier Communications Corporation 8.50%, 04/15/20	1,575,000
2,000,000	Zayo Group, LLC 6.00%, 04/01/23	2,080,000
		8,373,750
	Transportation – Infrastructure/Services — 0.96%
1,000,000	XPO Logistics, Inc. 144A restricted, 6.125%, 09/01/23	1,045,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2016

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 92.29% (continued)
	Transportation – Rail — 2.38%
$2,000,000	Florida East Coast Holdings Corp.
	144A restricted, 6.75%, 05/01/19	$2,070,000
500,000	Florida East Coast Industries, LLC
	144A restricted, 9.75%, 05/01/20	513,750
		2,583,750
	Utility – Electric-Generation — 1.56%
1,000,000	Calpine Corporation 5.375%, 01/15/23	977,500
250,000	Dynegy Inc. 144A restricted, 8.00%, 01/15/25	234,375
500,000	Dynegy Inc. 7.375%, 11/01/22	477,500
		1,689,375
	TOTAL NON-CONVERTIBLE BONDS
	(cost $99,779,128)	100,197,330
BANK LOAN — 0.90%
	Healthcare – Medical Products — 0.90%
972,500	Grifols Worldwide Operations USA, Inc. Term B 3.708%(2), 02/27/21
	(cost $962,775)	978,277
COMMON STOCKS — 0.99%
	Industrials – Transportation — 0.90%
12,000	Macquarie Infrastructure Corporation	980,400
	Other — 0.09%
2,500	SPDR Bloomberg Barclays High Yield Bond ETF	91,125
	TOTAL COMMON STOCKS
	(cost $862,435)	1,071,525
CONVERTIBLE PREFERRED STOCKS — 1.64%
	Energy — 1.36%
30,000	Kinder Morgan, Inc. 9.75%, Cumulative
	Convertible Preferred Stock, Series A	1,477,800
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 0.28%
400	Allergan plc 5.25%, Cumulative, Mandatory
	Convertible Preferred Stock, Series A	304,500
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(cost $1,689,029)	1,782,300
PREFERRED STOCK — 1.14%
	Financials – Diversified — 1.14%
49,596	Charles Schwab Corporation (The) 5.95%, Non-Cumulative
	Preferred Stock, Series D
	(cost $1,340,077)	1,239,404

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2016

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 1.91%
	Commercial Paper — 0.78%
$850,000	Vectren Utility Holdings, Inc. 01/03/17, 0.85%	$849,959
	Variable Rate Security — 1.13%
1,226,724	Morgan Stanley Liquidity Funds
	Government Portfolio (Institutional Class), 0.454%	1,226,724
	TOTAL SHORT-TERM INVESTMENTS
	(cost $2,076,683)	2,076,683
	TOTAL INVESTMENTS
	(cost $106,710,127) – 98.87%	107,345,519
	OTHER ASSETS, NET OF LIABILITIES – 1.13%	1,223,109
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$108,568,628

(1)	The greater of (i) 3-month LIBOR plus 0.40% and (ii) 4.00%, such rate being reset quarterly.
(2)	Resets monthly, equal to 1-month LIBOR plus 3.00%.

Securities purchased pursuant to Rule 144A under the Securities Act of 1933 may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2016

ASSETS
Investments in securities at value (cost $106,710,127)	$107,345,519
Receivables —
Dividend and interest	1,545,681
Capital stock subscription	82,016
Total receivables	1,627,697
Other	12,773
Total assets	108,985,989

LIABILITIES
Payables —
Investment securities purchased	299,824
Due to adviser —
Management fee	40,271
Accounting and administrative fee	4,235
Total due to adviser	44,506
12b-1 and servicing fee	21,163
Other payables and accrued expense	51,868
Total liabilities	417,361
Total net assets	$108,568,628

NET ASSETS CONSIST OF
Paid in capital	$122,577,919
Net unrealized appreciation on investments	635,392
Accumulated net realized loss on investments	(14,694,464)
Accumulated undistributed net investment income	49,781
Total net assets	$108,568,628

Class I
Net assets	$100,482,642
Shares outstanding	11,069,856
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$9.08

Class N
Net assets	$8,085,986
Shares outstanding	876,987
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$9.22

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2016

INCOME
Interest	$5,565,791
Dividend	136,723
Total income	5,702,514

EXPENSES
Management fee	459,607
Accounting and administrative fees	50,000
Transfer agent fees	47,000
Registration fees	35,895
Audit and tax fees	31,625
Accounting system and pricing service fees	28,458
12b-1 fees – Class N	15,616
Printing	13,475
Directors’ fees	10,750
Legal fees	9,411
Custodian fees	6,933
Servicing fees – Class N	6,247
Insurance	4,114
Postage and mailing	3,769
Other operating expenses	5,072
Total expenses	727,972
Net investment income	4,974,542

NET REALIZED LOSS ON INVESTMENTS	(4,896,343)

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	9,705,394
Net realized and unrealized gain on investments	4,809,051
Net increase in net assets resulting from operations	$9,783,593

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2016 and 2015

	2016	2015
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$4,974,542	$4,843,712
Net realized loss on investments	(4,896,343)	(2,782,715)
Change in net unrealized
appreciation/depreciation on investments	9,705,394	(6,567,186)
Net increase (decrease) in net
assets resulting from operations	9,783,593	(4,506,189)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(4,571,047)	(4,885,710)
From net investment income – Class N	(308,943)	(163,155)
Total distributions	(4,879,990)	(5,048,865)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(573,580 and 829,057 shares, respectively)	5,145,275	7,900,733
Reinvestment of distributions – Class I
(451,928 and 463,572 shares, respectively)	4,083,524	4,281,866
Cost of shares redeemed – Class I
(719,387 and 1,151,950 shares, respectively)	(6,460,066)	(10,937,165)
Proceeds from shares issued – Class N
(2,389,816 and 739,674 shares, respectively)	21,740,142	7,141,822
Reinvestment of distributions – Class N
(32,387 and 16,402 shares, respectively)	297,307	155,364
Cost of shares redeemed – Class N
(1,850,845 and 1,130,852 shares, respectively)	(16,911,469)	(10,921,226)
Change in net assets derived from
capital share transactions	7,894,713	(2,378,606)
Total increase/(decrease) in net assets	12,798,316	(11,933,660)

NET ASSETS
Beginning of period	95,770,312	107,703,972
End of period (including accumulated
undistributed net investment income of
$49,781 and $64,900, respectively)	$108,568,628	$95,770,312

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2016

(1) Summary of Significant Accounting Policies —
Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Financial Accounting Standards Board (“FASB”) Accounting
Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“FASB ASC
820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FASB ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Notes to Financial Statements (continued)
December 31, 2016

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	In Securities
Level 1 –
Common Stocks(1)	$1,071,525
Variable Rate Security	1,226,724
Level 2 –
Non-Convertible Bonds(1)	100,197,330
Bank Loan(1)	978,277
Convertible Preferred Stocks(1)	1,782,300
Preferred Stock(1)	1,239,404
Commercial Paper	849,959
Level 3 –
None	—
Total	$107,345,519
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended December 31, 2016 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)

December 31, 2016

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At December 31, 2016, reclassifications were recorded to decrease accumulated undistributed net investment income by $109,671, decrease accumulated net realized loss on investments by $523,371 and decrease paid in capital by $413,700.

The tax character of distributions paid during the years ended December 31 was as follows:

	12/31/2016	12/31/2015
Distributions paid from:
Ordinary income	$4,879,990	$5,048,865

As of December 31, 2016, investment cost for federal tax purposes was
$106,710,127 and the tax basis components of net assets were as follows:

Unrealized appreciation	$2,685,664
Unrealized depreciation	(2,050,272)
Net unrealized appreciation	635,392
Undistributed ordinary income	49,781
Accumulated net realized capital loss	(14,694,464)
Paid in capital	122,577,919
Net assets	$108,568,628

There were no differences between the book-basis and tax-basis components of net assets.

Approximately $414,000 of capital loss carryforwards expired at the end of 2016.
As of December 31, 2016, the Fund has capital loss carryforwards of approximately
$14,694,000, which expire as follows: $6,834,000 in 2017 and $7,860,000 indefinitely. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward utilizing the indefinite carryforwards prior to the others.

Notes to Financial Statements (continued)

December 31, 2016

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2016. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
December 31, 2016. At December 31, 2016, the fiscal years 2013 through 2016 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
FASB ASC 946, “Financial Services – Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of December 31, 2016. There have been no significant subsequent events since December 31, 2016 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.50% of the average net asset value up to and including $50 million, 0.40% of the average net asset value in excess of $50 million and up to and including $100 million and 0.30% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,544 for the year ended December 31, 2016 for legal services rendered by this law firm.

Notes to Financial Statements (continued)

December 31, 2016

(3) Investment Transactions —
For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$54,442,080 and $43,312,787, respectively.

(4) Concentration of Risk —
The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas High Income Fund, Inc. (the “Fund”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
February 28, 2017

Historical Record Class I(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
	Per Share	Per Share		Investment(3)
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
December 31, 2011	9.28	0.7070		95,354
December 31, 2012	9.86	0.6375		108,095
December 31, 2013	9.86	0.5757		114,488
December 31, 2014	9.52	0.5065		116,347
December 31, 2015	8.65	0.4592		111,068
December 31, 2016	9.08	0.4204	(a)	122,109

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)

Paid on April 28, 2016, $0.1024 to Class I shareholders of record as of April 27, 2016. Paid on July 28, 2016, $0.1015 to Class I shareholders of record as of July 27, 2016. Paid on October 27, 2016, $0.1118 to Class I shareholders of record as of October 26, 2016. Paid on December 29, 2016, $0.1047 to Class I shareholders of record as of December 28, 2016.

The Fund distributed no capital gains for the time periods listed.

Historical Record Class N(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
	Per Share	Per Share		Investment(3)
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
December 31, 2011	9.39	0.6782		13,522
December 31, 2012	9.98	0.6062		15,275
December 31, 2013	9.99	0.5367		16,121
December 31, 2014	9.66	0.4697		16,337
December 31, 2015	8.78	0.4197		15,525
December 31, 2016	9.22	0.3926	(a)	17,012

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)

Paid on April 28, 2016, $0.0963 to Class N shareholders of record as of April 27, 2016. Paid on July 28, 2016, $0.0950 to Class N shareholders of record as of July 27, 2016. Paid on October 27, 2016, $0.1038 to Class N shareholders of record as of October 26, 2016. Paid on December 29, 2016, $0.0975 to Class N shareholders of record as of December 28, 2016.

The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated June 30, 2016.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2016. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President	(3), 12 years	President, Chief Executive	3	None
55(1)(2)	and		Officer (since August
	Director		2016), Chief Investment
Officer and Director,
Nicholas Company, Inc.,
the Adviser to the Fund.
He also is the Portfolio
Manager of Nicholas II, Inc.,
Nicholas Limited Edition,
Inc. and Nicholas Equity
Income Fund, Inc. and
Lead Portfolio Manager of
Nicholas Fund, Inc.
DISINTERESTED DIRECTORS
John A. Hauser	Director	(3), Since	Senior Vice President –	4	None
58		August	Trust and Community
		2016	Relations, Nicolet Bank,
October 2016 to December
2016. Senior Vice
President – Director of
Wealth Services, April 2016
to October 2016. Prior to its
acquisition by Nicolet Bank
in April 2016, Mr. Hauser
served in various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.
Timothy P. Reiland, CFA	Director	(3), 12 years	Private Investor,	4	None
60			Consultant, Chairman
Chief Financial Officer,
Musicnotes, Inc., October
2001 to present. Investment
Analyst from 1987 to
October 2001, Tucker
Anthony Incorporated, a
brokexrage firm.

Directors and Officers of the Fund (continued)

(unaudited)

Number of
	Term of			Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
Jay H. Robertson	Director	(3), 22 years	Private Investor, April	5	None
65			2000 to present. Chairman
of the Board of Robertson-
Ryan and Associates, Inc.,
an insurance brokerage firm
from 1993 to March 2000.
Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
74(2)	Vice	35 years	the Adviser to the Fund.
President
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Senior Vice President (since April 2003), Secretary
58	President,	14 years	and Chief Operating Officer (since August 2016),
	Secretary		Nicholas Company, Inc., the Adviser to the Fund.
	and		He has been Portfolio Manager for Nicholas
	Portfolio		High Income Fund, Inc. since April 2008.
	Manager		He served as Co-Portfolio Manager of the Fund
from April 2003 until April 2008.
Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Senior Vice President, Treasurer, Chief Financial
43	President,	Since	Officer (since August 2016) and Chief Compliance
	Treasurer	August	Officer (since May 2016), Nicholas Company, Inc.
	and Chief	2016	the Adviser to the Fund. Compliance Officer and
	Compliance	and May	Assistant Vice President from July 2004 to
	Officer	2016	April 2016.
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
59	President	30 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser which are held in trust for his benefit.

(2)	David L. Johnson is an uncle of David O. Nicholas.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this “Code”) for the investment companies within the complex (collectively, “Funds” and each, “Company”) applies to the Company’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

  compliance with applicable laws and governmental rules and regulations;

  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as “affiliated persons” of the Company. The Company’s and the investment adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

not use his or her personal influence or personal relationships improperly to influence decisions or financial reporting by the Company whereby the Covered Officer benefit personally to the detriment of the Company;
not cause the Company to take action, or fail to take action, for the individual personal of the Covered Officer rather than the benefit of the Company;
not use material non-public knowledge of portfolio transactions made or contemplated for the to trade personally or cause others to trade personally in contemplation of the effect of such transactions;
report, at least annually:

officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his or her immediate family members holds 5% or more of its outstanding stock;

  Positions as a trustee, executor or other fiduciary;

  Ownership interest in any broker-dealer or bank;

  Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

  Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jennifer R. Kloehn, she should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jennifer R. Kloehn. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

  service as a director on the board of any public company;

  the receipt of any non-nominal gifts;

  the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

  any ownership interest in, or any consulting or employment relationship with, any of the Company’s service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

  a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Company;
each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the

Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability
Covered Officer must:
promptly after adoption of the Code or thereafter as applicable upon becoming a Covered Officer, affirm in writing to the Board that he or she has received, read, and understands the Code;
annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;
not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

notify the appropriate person promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jennifer R. Kloehn unless the person violating the Code is Jennifer R. Kloehn, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jennifer R. Kloehn is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jennifer R. Kloehn directly, then Mr. David O. Nicholas is responsible for applying the Code to her and he has authority to interpret the Code with respect to such application. Both Jennifer R. Kloehn and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the independent directors.

     The Company will follow these procedures in investigating and enforcing this Code:

  Jennifer R. Kloehn or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to her or him;

  if, after such investigation, the officer making such investigation believes that no violation has occurred, they are not required to take any further action;

  any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

  if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

  the independent directors will be responsible for granting waivers, as appropriate; and

  any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds’ adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and their investment adviser’s codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser’s more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

The undersigned, the duly elected secretary of the funds (the "Funds"), does hereby certify that the foregoing Code of Ethics (the "Code") is in the form adopted by the Board of Directors of each such Fund at which such person is the secretary, at a meeting duly called and convened on October 28, 2016, at which meeting all of the members of the Board of Directors, including all of the directors who are not "interested persons" of each such Fund, as such term is defined under the Investment Company Act of 1940, voted in favor of adoption of such Code presented at that meeting, and that the Code, in such form, as amended, has been adopted or will be ratified by all of the directors of each such Fund, including all of the directors of each such Fund who are not "interested persons" of the Fund.

Dated: November 22, 2016

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec, Secretary
Nicholas Fund, Inc.
Nicholas II, Inc.
Nicholas High Income Fund, Inc.
Nicholas Equity Income Fund, Inc.
Nicholas Limited Edition, Inc.
Nicholas Money Market Fund, Inc.

Exhibit A
Persons Covered by this Code of Ethics
The Nicholas Company	David O. Nicholas	Jennifer R. Kloehn
Nicholas Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas II, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Limited Edition, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas High Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Equity Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,800 in 2016 and $25,400 in 2015.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,825 in 2016 and $5,032 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,500 in 2015 and $16,000 in 2014. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2015 and 10/31/2014, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)	No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: February 28, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: February 28, 2017

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: February 28, 2017